ADAMS
NATURAL RESOURCES
FUND

FIRST QUARTER REPORT
MARCH 31, 2018
GET THE LATEST NEWS AND INFORMATION
adamsfunds.com/sign-up

Letter to Shareholders

Dear Fellow Shareholders,
The market volatility that was missing for most of 2017 resurfaced in the first quarter of 2018. In fact, in the first quarter, the market had a daily move of more than +/- 2.0% ten times, compared to zero in all of 2017. Uncertainty surrounding rising interest rates, the threat of higher inflation, and the potential impact of protectionist trade policies contributed to the volatility. The S&P 500 declined 0.8% for the first three months of 2018, its first quarterly decline since 2015. The Energy sector lagged the broader market despite a 7.6% increase in oil prices. Against this backdrop, the Fund was down 6.4%, compared to a 5.7% decline in its benchmark.
Strong GDP growth and better-than-expected earnings results drove the market higher throughout much of January. The $1.5 trillion tax-cut package led many companies to increase earnings guidance, raise dividends, declare share buybacks, and announce one-time employee bonuses, adding to the market's optimism. Market volatility returned in February as investors became concerned about the stock market's high valuation as well as the unintended consequences of the tax cuts — higher interest rates and inflation. This led to the first S&P 500 correction (a decline of more than 10%) in two years. In March, the Trump administration announced plans to implement trade tariffs on steel and aluminum imports and, later in the month, proposed tariffs specifically targeting China. The two actions led to worries of a global trade war and a deceleration in global growth.
Oil prices reached a three-year high of over $66 a barrel in January, driven by strong demand, geopolitical concerns, a weaker dollar, and continued efforts by OPEC to curb supply. However, signs that U.S. shale producers had increased production limited further price appreciation. After declining as the stock market fell in February, oil prices recovered late in the quarter, ending near its recent three-year high.
Despite the strength in oil prices, the Energy sector was challenging. In fact, every industry group within Energy declined during the quarter. Within Exploration and Production (E&P), many companies announced plans to restrain capital spending to a level more consistent with operating cash flow. Additionally, several E&P's pursued shareholder-friendly initiatives, such as share buybacks and dividend increases. Our holdings in Anadarko Petroleum, Pioneer Natural Resources, and Cimarex Energy more than doubled their dividend payouts during the quarter. However, this activity was overshadowed by disappointing oil-production guidance for 2018, resulting in a 2.8% decline for the group.
In this environment, ConocoPhillips was a positive contributor to the Fund. The company, the largest E&P name based on reserves, has repositioned itself as a low-cost producer with a well-diversified business model that generates strong cash flow. We expect ConocoPhillips to continue to report strong results.
During the quarter, we initiated a position in Marathon Oil, an independent E&P, which had come under pressure due to concerns over the performance of its assets in the SCOOP/STACK region in Oklahoma. We used this pullback as a buying opportunity. Management has streamlined its business by shedding mature assets and has focused

Letter to Shareholders (continued)

on its core U.S. asset base, which has significant room for growth over the next several years. Marathon has a strong balance sheet that could be used to enhance shareholder returns.
After strong returns in 2017, the refining group in our portfolio declined 3.0% for the quarter. We continue to favor refiners and expect the group to benefit from strong oil demand and the wide spread between WTI and Brent prices. Our position in Andeavor, an independent refiner, underperformed during the period. The company is in the process of creating a more diversified business model, but has struggled to execute on its strategy. We believe the operational issues are now behind the company and expect it to generate improved results.
Natural gas prices continued to fall year-over-year and were down 7.5% to $2.70/mcf during the quarter. Contributing to the lower prices is the expectation that higher U.S. natural gas production will extend the supply/demand imbalance. We view consumers of natural gas as beneficiaries of this trend, including liquefied natural gas (LNG) operators. Our holding in Cheniere Energy, a leader in the development of LNG, is well positioned to benefit from the decline in natural gas prices.
The Fund's Basic Materials holdings declined 5.3% in the quarter. However, Eastman Chemical, which manufactures and sells a broad range of chemicals, plastics, and fibers globally, generated positive returns for the Fund. Over the past few years, the company has diversified its business model to focus on growing its higher margin specialty chemicals business. This has resulted in higher margins, better-than-expected earnings growth, and strong free cash flow.
Due to favorable underlying industry trends in fertilizers, we initiated positions in CF Industries and Mosaic Company. CF Industries produces nitrogen fertilizer and maintains a structural cost advantage versus the rest of the world due to low U.S. natural gas prices. Mosaic produces phosphate and potash fertilizers. Both companies are large suppliers to the global agriculture industry and should benefit from a favorable environment for agricultural prices.
Despite the challenges in the sector, energy companies remain focused on maintaining capital discipline and improving shareholder value, which we do not believe is fully reflected in share prices at current levels. Following dividend cuts in recent years, many companies across the sector have begun increasing dividends again as oil prices have stabilized and increased. We remain optimistic that oil stocks will better reflect the improved supply/demand situation over time.
For the three months ended March 31, 2018, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -6.4%. This compares to total returns of -5.7% for the Fund's benchmark, comprised of the Dow Jones U.S. Oil & Gas Index (80% weight) and the Dow Jones U.S. Basic Materials Index (20% weight), and -4.1% for Lipper Global Natural Resources Funds Average over the same time period. The total return on the market price of the Fund’s shares for the period was -7.6%.

Letter to Shareholders (continued)

For the twelve months ended March 31, 2018, the Fund’s total return on NAV was -0.2%. Comparable returns for the Fund's benchmark and Lipper Global Natural Resources Funds Average were 1.4% and 4.5%, respectively. The Fund’s total return on market price was -0.1%.
During the quarter, the Fund paid distributions to shareholders in the amount of  $2.9 million, or $.10 per share, consisting of  $.04 net investment income and $.02 long-term capital gain, realized in 2017, and $.04 net investment income realized in 2018, all taxable in 2018. On April 19, 2018, an additional net investment income distribution of $.10 per share was declared for payment on June 1, 2018. These constitute the first two payments toward our annual 6% minimum distribution rate commitment.
As a result of the Fund’s mandatory retirement policy for directors, Phyllis O. Bonanno retired from our Board of Directors effective April 19, 2018. We thank her for her leadership and many contributions over her 15 years of service. An expert in U.S. public policy, Ms. Bonanno also added an international viewpoint to the Board. We wish her well in retirement.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer
April 19, 2018

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2018	2017
At March 31:
Net asset value per share	$21.66	$23.09
Market price per share	$18.24	$19.42
Shares outstanding	28,994,104	28,551,804
Total net assets	$627,901,744	$659,362,650
Unrealized appreciation on investments	$130,209,742	$171,786,960

For the three months ended March 31:
Net investment income	$2,745,480	$2,765,230
Net realized gain (loss)	$(7,592,595)	$(9,918,526)
Total return (based on market price)	-7.6%	-3.2%
Total return (based on net asset value)	-6.4%	-3.4%

Key ratios:
Expenses to average net assets*	0.86%	0.81%
Net investment income to average net assets*	1.70%	1.67%
Portfolio turnover*	42.7%	18.1%
Net cash & short-term investments to net assets	1.1%	0.9%
*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2018
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$110,059,449	17.5%
Chevron Corporation	64,922,972	10.3
Schlumberger Limited	34,035,412	5.4
ConocoPhillips	33,119,394	5.3
DowDuPont Inc.	31,927,311	5.1
Halliburton Company	22,191,824	3.5
Occidental Petroleum Corporation	20,248,032	3.2
EOG Resources, Inc.	18,917,019	3.0
Valero Energy Corporation	17,422,206	2.8
Phillips 66	16,735,642	2.7
	$369,579,261	58.8%

Schedule of Investments

March 31, 2018
(unaudited)
	Shares	Value (a)
Common Stocks — 98.9%
Energy — 78.8%
Exploration & Production — 28.3%
Anadarko Petroleum Corporation	171,100	$10,336,151
Apache Corporation	44,200	1,700,816
Cabot Oil & Gas Corporation	62,300	1,493,954
Callon Petroleum Company (b)	273,500	3,621,140
Cheniere Energy, Inc. (b)	146,900	7,851,805
Cimarex Energy Company	40,500	3,786,750
Concho Resources Inc. (b)	89,100	13,394,403
ConocoPhillips	558,600	33,119,394
Devon Energy Corporation	253,800	8,068,302
Diamondback Energy, Inc. (b)	84,900	10,741,548
EOG Resources, Inc.	179,700	18,917,019
EQT Corporation	81,000	3,848,310
Hess Corporation	131,400	6,651,468
Marathon Oil Corporation	454,600	7,332,698
Noble Energy, Inc.	53,300	1,614,990
Occidental Petroleum Corporation	311,700	20,248,032
Pioneer Natural Resources Company	93,100	15,992,718
RSP Permian, Inc. (b)	145,000	6,797,600
Whiting Petroleum Corporation (b)	62,875	2,127,690
		177,644,788
Integrated Oil & Gas — 27.9%
Chevron Corporation	569,300	64,922,972
Exxon Mobil Corporation	1,475,130	110,059,449
		174,982,421
Oil Equipment & Services — 11.4%
Baker Hughes, a GE company Class A	49,100	1,363,507
Halliburton Company	472,770	22,191,824
National Oilwell Varco, Inc.	141,900	5,223,339
Oil States International, Inc. (b)	180,100	4,718,620
Schlumberger Limited	525,400	34,035,412
TechnipFMC plc	53,100	1,563,795
Weatherford International plc (b)	1,190,100	2,725,329
		71,821,826
Pipelines — 3.8%
Enbridge Inc.	67,573	2,126,522
Kinder Morgan, Inc.	289,300	4,356,858
Targa Resources Corp.	97,800	4,303,200
Williams Companies, Inc.	513,500	12,765,610
		23,552,190

Schedule of Investments (continued)

March 31, 2018
(unaudited)
	Shares	Value (a)
Refiners — 7.4%
Andeavor	67,080	$6,745,565
Marathon Petroleum Corporation	79,000	5,775,690
Phillips 66	174,475	16,735,642
Valero Energy Corporation	187,800	17,422,206
		46,679,103
Basic Materials — 20.1%
Chemicals — 16.1%
Air Products and Chemicals, Inc.	70,100	11,148,003
Albemarle Corporation	36,500	3,385,010
CF Industries Holdings, Inc.	76,700	2,893,891
DowDuPont Inc.	501,135	31,927,311
Eastman Chemical Company	79,400	8,383,052
Ecolab Inc.	23,300	3,193,731
LyondellBasell Industries N.V.	129,200	13,653,856
Monsanto Company	76,600	8,938,454
Mosaic Company	116,000	2,816,480
PPG Industries, Inc.	103,400	11,539,440
Praxair, Inc.	21,100	3,044,730
		100,923,958
General Industrials — 0.9%
Packaging Corporation of America	49,900	5,623,730

Industrial Metals — 2.7%
Freeport-McMoRan, Inc. (b)	398,700	7,005,159
Nucor Corporation	24,600	1,502,814
Reliance Steel & Aluminum Co.	34,100	2,923,734
Steel Dynamics, Inc.	125,300	5,540,766
		16,972,473
Mining — 0.4%
Newmont Mining Corporation	59,100	2,309,037

Total Common Stocks
(Cost $490,299,784)		620,509,526

Schedule of Investments (continued)

March 31, 2018
(unaudited)
	Shares	Value (a)
Short-Term Investments — 1.1%
Money Market Funds — 1.1%
Fidelity Investments Money Market Funds - Prime Money Market Portfolio (Institutional Class), 1.74% (c) Northern Institutional Treasury Portfolio, 1.53% (c)	3,999,200 2,953,115	$4,000,000 2,953,115
Total Short-Term Investments
(Cost $6,953,115)		6,953,115
Total — 100.0%
(Cost $497,252,899)		627,462,641
Other Assets Less Liabilities — 0.0%		439,103
Net Assets — 100.0%		$627,901,744

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

More information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

[This Page Intentionally Left Blank]

Adams Natural Resources Fund, Inc.

Board of Directors
Enrique R. Arzac (2), (4)	Frederic A. Escherich (1), (2), (3)	Kathleen T. McGahran (1), (5)
Phyllis O. Bonanno (3), (4), (6)	Roger W. Gale (1), (2), (4)	Craig R. Smith (2), (3)
Kenneth J. Dale (1), (3), (4)	Lauriann C. Kloppenburg (2)	Mark E. Stoeckle (1)
(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

(6)
Retired effective April 19, 2018

Officers
Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: contact@adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Counsel: Norton Rose Fulbright US LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(866) 723-8330
Website: www.astfinancial.com
Email: info@astfinancial.com